SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : July 25, 2001

ASSET BACKED FUNDING CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated February 1, 2001 providing for the issuance of
2001-CB1  Trust,   C-BASS  Mortgage  Loan  Asset-Backed   Certificates,   Series
2001-CB1).

                       ASSET BACKED FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                  333-32857-04              75-2533468
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


100 North Tyron Sreet
Charlotte, North Carolina                                        28255
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (703) 386-2400

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's 2001-CB1 Trust, C-BASS Mortgage Loan Asset-Backed Certificates, Series 2001-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2001 ( the "Agreement"), among Asset Backed Funding Corporation, as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On July 25, 2001 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 25, 2001 as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein


Date:  July 30, 2001          By: /s/ Karen Schluter
                                      Trust Officer

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         July 25, 2001

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  July 25, 2001


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               July 25, 2001

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                        ENDING
                    FACE         PRINCIPAL                                                                       PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL               INTEREST                 TOTAL            BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1F       43,000,000.00      35,697,567.93     1,670,669.78            168,968.49          1,839,638.27        34,026,898.15
A2F       14,500,000.00      14,500,000.00             0.00             73,442.50             73,442.50        14,500,000.00
A3F       13,495,000.00      13,495,000.00             0.00             76,437.93             76,437.93        13,495,000.00
A1A      119,800,000.00     110,812,281.37     1,943,336.34            379,070.35          2,322,406.69       108,868,945.03
M1        11,093,000.00      11,093,000.00             0.00             67,223.58             67,223.58        11,093,000.00
M2         7,536,000.00       7,536,000.00             0.00             48,042.00             48,042.00         7,536,000.00
B1         6,241,000.00       6,241,000.00             0.00             47,223.57             47,223.57         6,241,000.00
B2         3,972,000.00       3,972,000.00             0.00             30,054.80             30,054.80         3,972,000.00
N         12,400,000.00       9,696,039.99       643,998.98             94,940.39            738,939.37         9,052,041.01
R                  0.00               0.00             0.00                  0.00                  0.00                 0.00
R5                 0.00               0.00             0.00                  0.00                  0.00                 0.00
R6                 0.00               0.00             0.00                  0.00                  0.00                 0.00
R7                 0.00               0.00             0.00                  0.00                  0.00                 0.00
TOTALS   232,037,000.00     213,042,889.29     4,258,005.10            985,403.61          5,243,408.71       208,784,884.19

X        221,568,472.13     205,562,534.02             0.00                  0.00                  0.00       201,948,527.90
-----------------------------------------------------------------------------------------  -------------------------------------


             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
-----------------------------------------------------------------------------------------  -------------------------------------
                                                                                                                    CURRENT
             BEGINNING                                                       ENIDNG                                PASS-THRU
CLASS        PRINCIPAL       PRINCIPAL      INTEREST        TOTAL           PRINCIPAL            CLASS               RATE
-------------------------------------------------------------------------------------------  ------------------------------------
A1F          830.17599837   38.85278558    3.92949977     42.78228535     791.32321279          A1F              5.680000 %
A2F        1,000.00000000    0.00000000    5.06500000      5.06500000   1,000.00000000          A2F              6.078000 %
A3F        1,000.00000000    0.00000000    5.66416673      5.66416673   1,000.00000000          A3F              6.797000 %
A1A          924.97730693   16.22150534    3.16419324     19.38569858     908.75580159          A1A              4.105000 %
M1         1,000.00000000    0.00000000    6.06000000      6.06000000   1,000.00000000           M1              7.272000 %
M2         1,000.00000000    0.00000000    6.37500000      6.37500000   1,000.00000000           M2              7.650000 %
B1         1,000.00000000    0.00000000    7.56666720      7.56666720   1,000.00000000           B1              9.080000 %
B2         1,000.00000000    0.00000000    7.56666667      7.56666667   1,000.00000000           B2              9.080000 %
N            781.93870887   51.93540161    7.65648306     59.59188468     730.00330726           N              11.750000 %
TOTALS       918.14188810   18.35054366    4.24675207     22.59729573     899.79134444

X            927.76075966    0.00000000    0.00000000      0.00000000     911.44974715           X               0.000000 %

-------------------------------------------------------------------------------------------  ------------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                               KAREN SCHLUTER
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.schluter@chase.com
                     ---------------------------------------

                                      -6-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDER
                                                   July 25, 2001



Sec. 4.06(iii) O/C Amount                                                           2,215,684.72
Sec. 4.06(iii) Targeted O/C Amount                                                  2,215,684.72
Sec. 4.06(iii) O/C Deficiency Amount                                                        0.00
Sec. 4.06(iii) O/C Release Amount                                                           0.00
Sec. 4.06(iii) Monthly Excess Interest                                                717,633.51
Sec. 4.06(iii) Monthly Excess Cash Flow Amount                                        717,633.51
Sec. 4.06(iii) Extra Principal Distribution Amount                                          0.00

Sec. 4.06(iv) Servicing Compensation                                                        0.00
Sec. 4.06(iv) Servicing Fee                                                            85,461.82
Sec. 4.06(iv) PMI Premium                                                              77,441.67
Sec. 4.06(iv) Special Servicing Fee Accrued                                            19,950.00
Sec. 4.06(iv) Special Servicing Fee Paid                                               19,950.00

Sec. 4.06(v)  Current Advances                                                              0.00

Sec. 4.06(vi) Ending Collateral Balance Group 1 Total                              93,045,735.91
Sec. 4.06(vi) Ending Collateral Balance Group 2 Total                             108,902,791.99

Sec. 4.06(vii) Total Beginning Number of Loans                                          2,241.00
Sec. 4.06(vii) Group 1 Beginning Number of Loans                                        1,256.00
Sec. 4.06(vii) Group 2 Beginning Number of Loans                                          985.00

Sec. 4.06(vii) Total Ending Number of Loans                                             2,207.00
Sec. 4.06(vii) Total Group 1 Ending Number of Loans                                     1,242.00
Sec. 4.06(vii) Total Group 2 Ending Number of Loans                                       965.00

Sec. 4.06(vii) Weighted Average Mortgage Rate for All Loans                               10.37%
Sec. 4.06(vii) Group 1 Weighted Average Mortgage Rate                                     10.02%
Sec. 4.06(vii) Group 2 Weighted Average Mortgage Rate                                     10.67%

Sec. 4.06(vii)Group 1 Weighted Average Term to Maturity                                  266.00
Sec. 4.06(vii)Group 2 Weighted Average Term to Maturity                                  340.00

Sec. 4.03(viii)Loans Delinquent

                                        Group 1
                  Category         Number        Principal Balance      Percentage
                 --------------------------------------------------------------------
                1 Month             73          5,384,178.63               5.79 %
                2 Month             30          2,281,173.26               2.45 %
                3 Month            107          8,489,008.71               9.12 %
                Total              210         16,154,360.60              17.36 %


                                        Group 2
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
               1 Month              54          5,329,614.02                4.89 %
               2 Month              20          2,191,970.65                2.01 %
               3 Month              59          5,755,322.42                5.28 %
                 Total             133         13,276,907.09               12.18 %


                                        Group Totals
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------

               1 Month             127         10,713,792.65               5.31 %
               2 Month              50          4,473,143.91               2.21 %
               3 Month             166         14,244,331.13               7.05 %
                 Total             343         29,431,267.69              14.57 %


                               Please Note: Delinquency Numbers Include Bankruptcies and Forecloures


                                      -7-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               July 25, 2001



Sec. 4.03(viii)Loans in Foreclosures

                                           Loans in Foreclosure
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  26              2,057,147.61                 2.21 %


                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  20              2,095,581.97                 1.92 %


                                                 Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  46              4,152,729.58                 2.06 %



Sec. 4.03(viii)Loans in Bankruptcy

                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------

                                  43              3,504,864.03                 3.77 %


                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------

                                  22              1,902,176.02                 1.75 %


                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------

                                  65              5,407,040.05                 2.68 %



Sec. 4.03(ix)Loans in REO
                                                  Group 1
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                  Group 2
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%

                                                Group Totals
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  0                  0.00               0.00%










                                      -8-


                         CREDIT-BASED LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               July 25, 2001



Sec. 4.06(x) Sec. 4.06(x) REO Book Value
Sec. 4.06(viii) REO Book Value Group 1                                                  0.00
Sec. 4.06(viii) REO Book Value Group 2                                                  0.00

Sec. 4.06(x) Reperforming Loans                                                        34.00
Sec. 4.06(x) Reperforming Loan Balances                                         2,596,468.28

Sec. 4.06(xi) Principal Prepayments
Principal Prepayments Group 1                                                   1,405,496.98
Principal Prepayments Group 2                                                   1,858,910.01

Sec. 4.06(xii) Prepayment Penalties/Premiums                                       41,255.86

Sec. 4.06(xii) Realized Losses
Realized Losses Incurred in Group 1                                                     0.00
Realized Losses Incurred in Group 2                                                     0.00

Sec. 4.06(xiv) Class M1 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M1 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.06(xiv) Class M2 Unpaid Realized Loss Amount                                     0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amount                                    0.00
Sec. 4.06(xiv) Class M2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B Unpaid Realized Loss Amount                                      0.00
Sec. 4.02(xiv) Class B Applied Realized Loss Amortization Amount                        0.00
Sec. 4.02(xiv) Class B2 Applied Realized Loss Amortization Amount                       0.00

Sec. 4.02(xiv) Class B2 Unpaid Realized Loss Amount
Sec. 4.06(xvii) Unpaid Interest                                                         0.00
Class A1A Unpaid Interest Shortfall                                                     0.00
Class A1F Unpaid Interest Shortfall                                                     0.00
Class A2F Unpaid Interest Shortfall                                                     0.00
Class A3F Unpaid Interest Shortfall                                                     0.00
Class M1 Unpaid Interest Shortfall                                                      0.00
Class M2 Unpaid Interest Shortfall                                                      0.00
Class B1  Unpaid Interest Shortfall                                                     0.00
Class B2  Unpaid Interest Shortfall                                                     0.00
Class N Unpaid Interest Shortfall                                                       0.00

Sec. 4.06(xviii) Net Prepayment Interest Shortfalls                                     0.00

Sec. 4.06(xxi) Trustee Fee Paid                                                     1,713.02

Sec. 4.06(xxii)Libor Carryover Amount - Class A-1A                                      0.00

Sec. 4.06(xxii)Unpaid Libor Carryover Amount - Class A-1A                               0.00

Sec. 4.06(xiv) Has the Trigger Event Occurred                                           no

Sec. 4.06 Rolling 6 Month Prior Delinquency Percentage                                  N/A

Sec. 4.06 Cummulative Realized Losses as a Percentage of Original Collateral Balance    0.0%

Sec. 4.06(xxv) Available Funds by Group
        Available Funds                                                         5,223,815.86
        Interest Remittance Amount                                              1,609,809.74
        Principal Remittance Amount                                             3,614,006.12

Sec 4.06 Repurchased Principal                                                          0.00

Sec 4.06 Class X Distributable Amount                                                   0.00


                                      -9-

